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                                [ANS Letterhead]



November 8, 1996

Eltrax Systems, Inc.
Rush Lake Office Park
1775 Old Highway 8
St. Paul, Minnesota  55112

RE:  ELTRAX SYSTEMS, INC.
     SCHEDULE 13D

Dear Ladies and Gentlemen:

Enclosed please find one Schedule 13D prepared and filed on behalf of each of the undersigned, Walter C. Lovett, Douglas L. Roberson and B. Taylor Koonce.


Very truly yours,


/s/  Walter C. Lovett
-----------------------------------
Walter C. Lovett


/s/  Douglas L. Roberson
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Douglas L. Roberson


/s/  B. Taylor Koonce
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B. Taylor Koonce